Exhibit 99.1

INVESTOR Presentation September 2025 Subordinated Notes Offering

Disclaimer

Forward-Looking Statements

This presentation and any other written or oral statements made by us from time to time may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which may be identified by the use of such words as "may," "believe," "expect," "anticipate," "consider," "should," "plan," "estimate," "predict," "continue," "probable," and "potential" or the negative of these terms or other comparable terminology. These statements include statements with respect to the Company, Orange Bank & Trust Company (the "Bank") and Hudson Valley Investment Advisors, Inc. ("HVIA") and our strategies, plans, objectives, expectations and intentions and other statements in this presentation. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond the Company's control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. For more information about factors that could cause actual results to differ from those discussed in the forward-looking statements, please refer to the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of and the forward-looking statement disclaimers in the Company's annual and quarterly reports filed with the SEC.

All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others: (i) general economic conditions, either nationally or in our market areas, that are worse than expected; (ii) changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for credit losses; (iii) our ability to access cost-effective funding; (iv) fluctuations in real estate values and both residential and commercial real estate market conditions; (v) demand for loans and deposits in our market area; (vi) our ability to implement and change our business strategies; (vii) competition among depository and other financial institutions; (viii) inflation, tariffs, recession, and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; (ix) the effects of any turmoil or negative news in the banking industry; (x) the rate of delinquencies and amounts of loans charged-off; (xi) fluctuations in real estate values and both residential and commercial real estate market conditions; (xii) adverse changes in the securities markets; (xiii) fluctuations in the stock market, including those that may have an adverse effect on transaction fees, client activity and client investment portfolio gains and losses related to our trust and wealth management business; (xiv) changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; (xv) our ability to enter new markets successfully and capitalize on growth opportunities; (xvi) our ability to capitalize on strategic opportunities; (xvii) our ability to successfully introduce new products and services; (xviii) our ability to successfully integrate into our operations any assets, liabilities, customers, systems and management personnel we may acquire and our ability to realize related revenue synergies and cost savings within expected time frames, and any goodwill charges related thereto; (xix) our ability to retain our existing customers; (xx) our ability to prevent or mitigate fraudulent activity; (xxi) changes in consumer spending, borrowing and savings habits; (xxii) changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the Securities and Exchange Commission or the Public Company Accounting Oversight Board; (xxiii) changes in our organization, compensation and benefit plans; (xxiv) changes in the quality or composition of our loan or investment portfolios; (xxv) a breach in security of our information systems, including the occurrence of a cyber incident or a deficiency in cyber security; (xxvi) political instability or civil unrest; (xxvii) acts of war or terrorism or pandemics; (xxviii) competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional providers, including retail businesses and technology companies; (xxix) the failure to attract and retain skilled people; (xxx) the fiscal and monetary policies of the federal government and its agencies; (xxxi) any future FDIC insurance premium increases, or special assessment may adversely affect our earnings; and (xxxii) other economic, competitive, governmental, regulatory and operational factors affecting our operations.

Industry Information

This presentation includes statistical and other industry and market data that we obtained from government reports and other third-party sources. Our internal data, estimates, and forecasts are based on information obtained from government reports, trade and business organizations and other contacts in the markets in which we operate and our management's understanding of industry conditions. Although we believe that this information (including the industry publications and third party research, surveys, and studies) is accurate and reliable, we have not independently verified such information. In addition, estimates, forecasts and assumptions are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. Finally, forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation.

Non-GAAP Financial Measures

In addition to financial measures presented in accordance with U.S. generally accepted accounting principles ("GAAP"), we present non-GAAP financial measures, such as tangible shareholders' equity to tangible assets, tangible book value per share and efficiency ratios to help us describe our operating performance. Our presentation of these non-GAAP measures is intended as a supplemental measure of our performance that is not required by, or presented in accordance with, GAAP. These non-GAAP measures should not be considered as an alternative to performance measures derived in accordance with U.S. GAAP. See the appendix to this presentation for a reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures.

ORANGE COUNTY Bancorp INC

2

Safe Harbor Statement

Safe Harbor Statement

The information contained in this presentation is a summary and it is not complete. It has been prepared for use only in connection with the private placement (the "Placement") of securities (the "Securities") of Orange County Bancorp, Inc. (the "Company"), the holding company of Orange Bank & Trust Company (the "Bank") and Hudson Valley Investment Advisors ("HVIA"). The Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are being offered in a private placement exempt from registration under the Securities Act and other applicable securities laws. As a result, the Securities may not be re-offered or re-sold absent registration or an applicable exemption from the registration requirements. The Securities are not deposits or accounts that are insured by the FDIC or any other government agency.

The information in this presentation may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person and is subject to the letter agreement regarding confidentiality between the Company and the original recipient of this presentation. The Company reserves the right to request the return of this presentation at any time. This presentation is for informational purposes only and is being furnished on a confidential basis to a limited number of institutional accredited investors and qualified institutional buyers. Any such offering may be made only by a purchase agreement and the information contained herein will be superseded in its entirety by such purchase agreement. This presentation does not contain all of the information you should consider before investing in securities of the Company and should not be construed as investment, legal, regulatory or tax advice. Each potential investor should review the purchase agreement, make such investigations as it deems necessary to arrive at an independent evaluation of an investment in the securities mentioned in this presentation (including, without limitation, reviewing the information being provided by the Company concurrently with this presentation) and should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the risks of such an investment prior to making an investment decision and should not rely on any information set forth in this presentation.

The information contained in this presentation is being furnished solely for the purpose of enabling prospective investors to determine whether they wish to proceed with further investigation of the Company and the Placement. As it is a summary, such information is not intended to and does not contain all the information that you will require to form the basis of any investment decision. Unless otherwise provided herein, the information contained herein speaks as of the date hereof. Neither the delivery of this information or any eventual sale of the Securities shall, under any circumstances, imply that the information contained herein is correct as of any future date or that there has been no change in the Company's business affairs described herein after the date hereof. Nothing contained herein is, or should be relied upon as, a promise or representation as to future performance. Neither the Company nor any of its affiliates undertakes any obligation to update or revise this presentation. The Company anticipates providing you with the opportunity to ask questions, receive answers, obtain additional information upon reasonable request and complete your own due diligence review concerning the Company and the Placement prior to entering into any agreement to purchase Securities. By accepting delivery of the information contained herein, you agree to undertake and rely upon your own independent investigation and analysis and consult with your own legal counsel and financial, accounting, regulatory and tax advisors regarding the Company and the merits and risks of an investment in the Securities, including all related legal, investment, tax and other matters.

The Company shall not have any liability for any information included in this presentation or otherwise made available in connection with the Placement, except for liabilities expressly assumed by the Company in the definitive purchase agreement and the related documentation for each purchase of Securities.

The information contained herein does not constitute an offer to sell or a solicitation of an offer to purchase the Securities described herein nor shall there be any sale of such Securities in any state or jurisdiction in which such an offer or solicitation is not permitted or would be unlawful. Each investor must comply with all legal requirements in each jurisdiction in which it purchases, offers, or sells the Securities, and must obtain any consent, approval or permission required by it in connection with the Securities or the Placement. The Company does not make any representation or warranty regarding, and has no responsibility for, the legality of an investment in the Securities under any investment, securities or similar laws.

THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, THE FDIC, OR ANY OTHER GOVERNMENT AGENCY, NOR HAS THE SEC, THE FDIC OR ANY OTHER GOVERNMENT AGENCY PASSED ON THE ADEQUACY OR ACCURACY OF THIS PRESENTATION. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Certain of the information contained in this presentation may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information.

Orange County Bancorp Inc
3

Preliminary Term Sheet 4 Issuer Orange County Bancorp, Inc. Security Fixed - to - Floating Rate Subordinated Notes due 2035 Use of Proceeds Refinance outstanding subordinated debt and for general corporate purposes Term 10 Years Principal Amount $25.0 million Call 5 Years @ Par Placement Agent Offering Type Regulation D Private Placement Rating¹ BBB - by Kroll Bond Rating Agency (KBRA) 1) The security rating above is not a recommendation to buy, sell or hold the securities offered hereby. The rating may be subje ct to revision or withdrawal at any time by Kroll Bond Rating Agency (KBRA). The security rating above should be evaluated independently of any other security rating.

• Mr. Sousa became Chief Lending Officer of the Bank in July 2024 after serving as Executive Vice President and Chief Commercial Banking Officer since 2020. • Prior to joining the Bank, Mr. Sousa served as SVP and Branch Administrator at Hudson Valley Bank. Greg Sousa EVP and Chief Lending Officer Management Team 5 Experienced Leadership Team with Strong Ties to the Community Today’s Presenters • Mr. Gilfeather has been President, Chief Executive Officer and director of the Company and Bank since 2014. • Mr. Gilfeather also serves as a director of Hudson Valley Investment Advisors, the Company’s wealth management subsidiary. Prior to joining Orange County Bancorp, he served as Chief Administrative Officer at Hudson Valley Bank. Mr. Gilfeather brings over 35 years of experience to his leadership role. President, Chief Executive Officer and Director Michael Gilfeather • Mr. Listner became Chief Risk Officer of the Bank in March 2023, after serving as Senior Vice President and Chief Credit Officer of the Bank since March 2020. • Before joining the Bank, Mr. Listner served as SVP and Sr. Relationship Manager at Sun National Bank and BBVA Compass. Michael Listner SVP and Chief Risk Officer • Mr. Lesler joined the Bank in 2021 with over 20 years in the banking industry, including extensive senior leadership experience in financial and operational management. • Mr. Lesler served as Executive Vice President and Chief Operating Officer of BCB Bank and, prior to that, held the same role at Clifton Savings Bank. Michael Lesler E VP and Chief Financial Officer • Mr. Ruhl joined the Bank in January 2015 to lead the commercial business expansion into Westchester County. He is responsible for all bank - wide deposit growth. • Mr. Ruhl spent the first part of his career as a practicing attorney until joining Hudson Valley Bank. Joseph Ruhl EVP and Regional President of Westchester County • Mr. Dineen leads the asset management, trust and private banking services of the Company. • Mr. Dineen has over 35 years of banking industry experience, including positions with The Bank of New York, Commerce Bank, and Capital One. David Dineen EVP and Senior Managing Director of Wealth Management • Ms. Jones joined the Bank in 2016 as Vice President, Director of Branch and Deposit Operations. • Prior to joining Orange Bank & Trust, Ms. Jones worked at Sterling National Bank, where she served in ever - increasing operational and management roles during her 17 - year tenure. Elizabeth Jones EVP and Chief Operating Officer

Investment Highlights 6 1) For the quarter ended June 30, 2025. Source: S&P Capital IQ Pro. Strong and Experienced Management Team Successful and Ongoing Expansion of Market Footprint Highly Attractive Market Geography and Scarcity Value of Franchise Ability to Take Advantage of M&A Driven Market Disintermediation Stable, Low - Cost Deposit Base: 49% Transaction Accounts, 130 bps Total Cost 1 Demonstrated Loan Growth Driven by Relationship - Based Model Complementary Offerings in Private Banking and Trust & Wealth Businesses Consistent and Very Strong Financial Metrics Best in Class Business Technology

Franchise Overview

Strong Banking Institution with Established Presence in Stable Markets

Geographic Presence


MONTGOMERY
NEWBURGH
MIDDLETOWN
GOSHEN
CHESTER
CORTLANDT MANOR
NEW CITY
THORNWOOD
NANUET
WHITE PLAINS
MAMARONECK
YONKERS
MT. VERNON
BRONX
Branches & LPOs (17)(1)
HVIA
Market Footprint

2Q 2025 Snapshot

$2.6B	$1.9B	$2.3B	$1.8B
TOTAL ASSETS	TOTAL NET LOANS	TOTAL DEPOSITS	AUM

Company Background

Background

- Successfully completed IPO and NASDAQ listing in August 2021
- Bank was established in 1892 and has operated successfully for over 133 years
- Headquartered in Middletown, NY
- Operates through 17 branches and loan production offices
- Premier business bank in the Hudson Valley region, operating in diverse and stable markets
- Highly attractive core deposit franchise
- Full service commercial bank with focus on small to medium sized businesses
- Diverse, high-margin private banking and trust/wealth management service offerings

Expansion of Franchise Footprint

- + 2015: Opened White Plains branch (Westchester)
- + 2016: Opened Mamaroneck & Hawthorne branches (Westchester)
- + 2017: Opened New City branch (Rockland)
- + 2017: Opened Mount Vernon branch (Westchester)
- − 2017: Closure of Vails Gate branch (Orange)
- − 2018: Sale of Fishkill branch (Dutchess)
- + 2018: Opened Cortlandt Manor branch (Westchester)
- + 2019: Opened LPO in Bronx, NY market
- + 2021: Opened Bronx branch and Nanuet branch (Rockland)
- + 2024: Opened Yonkers branch (Westchester)
- − 2025: Closure of one Middletown branch (Orange)
- + 2025: Opened second Bronx branch

1) There are 2 branches located in Middletown and 2 branches located in the Bronx.
Source: S&P Capital IQ Pro.

ORANGE COUNTY Bancorp INC
7

Franchise Located in Highly Attractive Markets

Orange County

- Attractive and stable market
- 60 miles from New York City
- 133-year-operating history in the region
- Strong foundation for growth and low-cost deposit funding

Westchester & Rockland Counties

- Primary OBT growth markets
- Large, economically diverse and affluent markets
- Unbalanced Market: large regional/national banks, few small community banks
- Reputation as leading local bank for small business
- Significant long-term growth opportunity relative to current market share

Bronx County

- Densely populated area with approximately 1.5 million residents
- Diversified economy typical of urban population centers with many operating companies
- Persistent need for housing in the region generates growth through demand for construction lending and refinancing activity

Attractive Demographics in a Large, Growing Addressable Market

Median Household Income ($000s)



OBT Growth Markets
$120
$90
$60
$30
$0
$94
$111
$105
$46
$83
$79
Orange, NY
Westchester, NY
Rockland, NY
Bronx, NY
State of NY
U.S. Overall

Community Bank Deposit Market Share in the Lower Hudson Valley[1]

Deposits ($M)



Rank
New York Private B&TC $3,780 1
Orange County Bancorp $2,123 2
Northeast Community $1,091 3
Walden SB $755 4
ConnectOne $570 5
Tompkins Financial $472 6
TrustCo Bank Corp $300 7
Wallkill Valley MHC $241 8
Ridgewood SB $193 9
TBB Investments LLC $123 10
Rhinebeck MHC $120 11
First Greenwich Financial $117 12
First Federal Savings $104 13
Vecta Inc $75 14
IBC Bancorp Inc. $71 15

1) Lower Hudson Valley comprised of Orange, Westchester, and Rockland counties. Community banks defined as banks with less than $10 billion in total assets.
Note: Deposit data as of June 30, 2024. Demographic data from Claritas is based primarily on most recently available census data.
Source: S&P Capital IQ Pro, FDIC, Claritas.

Orange County Bancorp Inc.

8

Structure & Scope Balanced, Client - Driven Business Model 9 Business Banking Private Banking Orange Wealth Management • 17 branches and LPOs • Focus on small to medium size businesses, professionals, and non - profit entities in the communities served • Seasoned lenders with significant regional and industry expertise • Comprehensive product offering • Full treasury management suite Key Metrics $1.9 billion net loans $2.3 billion deposits • Launched in mid 2017 • Division of Orange Bank & Trust • Client - driven service linking our four primary product areas 1) Deposits with Cash Management / Treasury Services 2) Investment Advisory Services (through HVIA) 3) Trust, Estate and Custody Services 4) Loans (Commercial and/or Residential) Approximately 700 Clients • Subsidiary of Orange County Bancorp, Inc. • Acquired in late 2012 from Sterling Bancorp • SEC registered Investment Advisor $1.8 billion AUM • Founding division of the Bank • Traditional trust & administration services to local clients • Niche focus on Special Needs Trust and Guardianship services Note: Key metrics as of June 30, 2025. Source: Company documents. Client - Driven Service Unifies Three Unique Product Areas

Competitive Strengths

Premier Commercial Bank in the Lower Hudson Valley

- Orange County's go-to bank for more than 130 years
- Largest locally headquartered bank in the Lower Hudson Valley based on deposit market share
- Focus on banking businesses, professional services, not-for-profit institutions, municipalities, and other organizations
- Wide array of commercial banking and treasury management product offerings

Attractive Core Deposit Franchise and Strong Liquidity Position

- Relationship-based focus and client service
- Year-end 2021 – 2Q 2025 total deposit beta of 24.2%, significantly lower than the local peer[1] median of 48.5%
- Brokered deposits constitute only 4.7% of total deposits; wholesale borrowings comprise only 1.3% of funding liabilities
- 84.2% loan to deposit ratio

Disciplined Underwriting and Credit Administration

- Strong risk management culture supported by comprehensive policies and procedures
- Monitor categories of lending activity within portfolio and actively establish and adjust sub-limits
- At 1.48% of gross loans, reserve levels exceed the median level of local peers[1]

Private Banking and Wealth Management

- Since inception, trust and estate services have been an area of differentiation relative to local competitors
- Private bank offering is highly complementary and rounds out a full suite of products available to clients
- Dedicated, personalized attention to clients with larger, more complex banking needs
- Leverages all four core businesses — deposits, loans, asset management (through HVIA) and trust and estate services

Scalable Operating Model

- Operating leverage to support significant growth without a corresponding increase in expenses
- Approximately 112 additions to full-time staff since 2014 and nine new branch openings since 2015
- Development of full range of business banking technology infrastructure and services
- Created customized software for certain industry verticals

1) Local peers include NASDAQ, NYSE and NYSEAM traded U.S. banks and thrifts in the NYC MSA with total assets less than $50 billion as of 2Q 2025. Excludes merger targets and mutuals. Values reflect median of peer data for respective metrics.
Note: Financial data as of June 30, 2025 unless otherwise noted.
Source: Company filings, Company documents, Peer data per S&P Capital IQ Pro.

Orange County Bancorp Inc

10

Business Strategy 11 Note: Financial data as of June 30, 2025 unless otherwise noted. Course: Company filings, S&P Capital IQ Pro. Leverage Relationships to Drive Organic Growth Derive Loan Growth Through Relationship - Based Model Continue to Grow Core Deposit Franchise Continue to Build Fee - Based Business Strategic Expansion / Opportunistic M&A • Seek trusted advisor role with clients as they build their businesses with the Bank’s resources and support • The Bank’s historical success has been closely tied to that of its clients and the communities it serves • Majority of loan growth comes from existing clients and referrals • Direct access to senior management offers customers quicker response time on loan applications and other transactions • Differentiated level of service provides a pricing advantage, often resulting in higher loan rates • Core deposits (which includes all deposits except certificates of deposit) comprise 93.7% of total funding, attributed to the Bank’s long - standing relationships with clients • Cash management has helped the Bank expand depth and efficiency of deposit product offerings • By continuing to broaden its suite of business services, deposits and loans grew 3.5% and 10.6% year over year as of 2Q 2025, respectively • Strategic Expansion: Ongoing investments in Rockland, Westchester and Bronx Counties continue to be significant drivers of growth & profitability • Capitalize on Market Disruption: Consolidation from the sales/mergers of Signature Bank, The Westchester Bank, Sterling National Bank, Hudson Valley Bank, Hometown Bank, Greater Hudson Bank, Catskill Hudson Bank and PCSB Bank presents opportunities to hire seasoned bankers and capture market share • Opportunistic M&A: Could include fee - based business, whole bank or branch acquisitions that would improve market position in geographies with attractive demographics • Having recently reached $1.8 billion in combined AUM in 2Q 2025, the Company’s trust and advisory services businesses provide a strong foundation of fee - based revenue • Company intends to further expand HVIA’s services into Westchester and Rockland counties • Private Banking service enables approximately 700 clients to leverage the resources of the platform

Transformation, Significant Growth and Expansion

Significant Investments in People, Systems and Footprint Expansion…

… Has Led to Enhanced Profitability and Peer Outperformance

FTE Count



120
232
2014
2025 YTD

Noninterest Expense ($M)



$50.3
$56.8
$65.2
$33.2
2022
2023
2024
2025 YTD

Best in Class Profitability

Return on Average Assets (%)



OBT
Local Peers³
1.05
1.14
1.21
0.77
1.12
0.54
1.50
0.61
2022
2023
2024
2025 YTD

Return on Average Equity (%)



OBT
Local Peers³
15.62
10.56
20.00
7.56
15.66
5.71
18.82
4.85
2022
2023
2024
2025 YTD

June 30, 2025 Financial Snapshot

Profitability	NIM	4.00%
	ROAA	1.50%
	ROAE	18.82%
	Efficiency Ratio[1]	57.8%
Regulatory Capital	TCE / TA[1]	9.48%
	Tier 1 Leverage[2] (Bank Level)	12.40%
	Tier 1 Capital Ratio[2] (Bank Level)	16.36%
	Total Capital Ratio[2] (Bank Level)	17.61%
Asset Quality	NCOs / Average Loans	0.01%
	NPAs / Assets	0.45%
	Loan Loss Reserves / Gross Loans	1.48%

1) Non-GAAP financial metric. See slides 39 and 40 for applicable reconciliation.
2) Bank level Call Report data.
3) Local peers include NASDAQ, NYSE and NYSEAM traded U.S. banks and thrifts in the NYC MSA with total assets less than $50 billion as of 2Q 2025. Excludes merger targets and mutuals. Values reflect median of peer data for respective metrics.

Note: Financial data as of or for the six months ended June 30, 2025 unless otherwise noted. Data as of December 31 for respective years. Source: S&P Capital IQ Pro, Company filings, Peer data per S&P Capital IQ Pro.

Orange County Bancorp Inc

12

<7' <7' <7' <7' Consistent History of Growth 13 Note: Financial data as of the six months ended June 30, 2025 unless otherwise noted. Data as of December 31 for respective y ear s. Source: Company filings, S&P Capital IQ Pro. Current Success is Attributed to Disciplined Organic Growth Gross Loans ($M) Total Assets ($M) Consolidated Equity Ex. AOCI ($M) Total Deposits ($M) Impact of AOCI Losses

<7' <7' 2%7 /RFDO3HHUV ñ Strong and Consistent Historical Profitability 14 Net Interest Margin (%) Net Income ($M) Pre - Provision Net Revenue ($M) ROAA and ROAE (%) Success Maintaining Strong Profitabilit y Metrics 1) Local peers include NASDAQ, NYSE and NYSEAM traded U.S. banks and thrifts in the NYC MSA with total assets less than $50 bill ion as of 2Q 2025. Excludes merger targets and mutuals. Values reflect median of peer data for respective metrics. Note: Financial data for the six months ended June 30, 2025 unless otherwise noted. Data as of December 31 for respective yea rs. Source: Company filings, Peer data per S&P Capital IQ Pro. <7' 52$$ 52$( <7' 1HW,QWHUHVW,QFRPH 1RQLQWHUHVW,QFRPH $72 .6 $9 0.1 $ 101.8 $107.7 $60.4

<7' <7' <7' <7' Stable Regulatory Capital Position 15 1) Non - GAAP financial metric. See slides 39 and 40 for applicable reconciliation 2) Bank level Call Report data. Note: Financial data for the six months ended June 30, 2025 unless otherwise noted. Data as of December 31 for respective yea rs. Source: Company filings, S&P Capital IQ Pro. Leverage Ratio² (Bank Level) Tangible Common Equity / Tangible Assets¹ Total Leverage Ratio² (Bank Level) Tier 1 Capital² (Bank Level)

Diversified Revenue Sources

Demonstrated Growth in Revenue & AUM

Total AUM ($B)



$1.3
$1.3
$1.6
$1.8
$1.8
CAGR: 9.6%
2021
2022
2023
2024
'25 YTD

Trust & Investment Advisory Fee Income ($M)



$9.6
$9.3
$10.3
$12.2
$6.8
CAGR[1]: 10.5%
2021
2022
2023
2024
'25 YTD

Unique and complementary ability to offer private banking and wealth management services to OBT clients

- Client-driven success of the **Orange Wealth Management** initiative, which includes services offered by HVIA, private banking and the trust department in a coordinated strategy for growth
- **Trust Services (Division of the Bank):** offering traditional trust and administration services to local clients and with a niche focus on Special Needs Trust and Guardianship service
- **HVIA:** RIA offering asset management, financial planning and wealth management services

Noninterest Income Composition



Proceeds from BOLI 21%
Gain on Sale of Assets[2] 4%
Other 7%
Service Charges on Deposits 5%
Earnings on BOLI 4%
Total Noninterest Income: $11.7 Million
Trust Income 28%
Investment Advisory (HVIA) 31%

Noninterest Income to Total Revenue: 26.0%

AUM Composition



Charity 8%
Other[3] 1%
Investment Company 4%
High Net Worth 61%
Total AUM: $1.8 Billion
Individuals 21%
Corporations 4%
Profit sharing 1%

***HVIA AUM: $1.17 Billion** (64.0% of the total)*
***Trust Dept. AUM: $657.2 Million** (36.0% of the total)*

1) Based on annualized 2Q 2025 trust and investment advisory fee income.
2) "Gain on Sale of Assets" category includes $727 thousand loss on sale of investment securities and $1.2 million gain associated with the sale of branch location in 2Q 2025.
3) "Other" AUM category is comprised of Profit Sharing and State Entity assets

Note: Financial data as of or for the six months ended June 30, 2025 unless otherwise noted. Data as of December 31 for respective years.
Source: Company filings, Company documents.

16

Loan Composition

Commercial-Focused Portfolio with Conservative Concentrations



Total Loans:
$1.9 Billion
C&I 13%
CRE Construction 6%
Residential RE 4%
Home Equity 1%
Consumer 2%
CRE 75%



377%
CRE Concentration[1]
(% of Risked-Based Capital)
32%
CRE Construction Concentration[1]
(% of Risked-Based Capital)
6.00%
Yield on Loans[2]

Loan Portfolio Commentary

- Advantageous, relationship-based lending model through existing clients and referrals
- Syndicated loans represent less than 1.4% of total loans
- Purchased loan participations represent 4.9% of total loans
- Majority of lending occurs within market; ~90% of real estate secured loans are in market as of June 30, 2025
- $437.6 million (22.8%) of loans are repricing or maturing within one year or less
- $1.6 billion (82.1%) of loans are repricing or maturing within five years

Geographic Composition of RE Secured Loans



Other 10%
Rockland 7%
New Jersey 7%
Manhattan 3%
Westchester 25%
Orange 18%
Bronx 17%
Other NY Counties 13%

1) CRE and CRE Construction loans as a % of Total Risk-Based Capital. Reflects bank level Call Report data.
2) Reflects weighted average yield on loans for the six months ended June 30, 2025, annualized.
Note: Financial data as of June 30, 2025.
Source: Company filings, Company documents.

17

Overview of Commercial Real Estate Portfolio

CRE Portfolio by Property Type


Industrial/Warehouse 8%
Construction, Land Develop. 9%
Mixed Use 9%
Other-OO 6%
Office 11%
Total CRE:
$1.4 Billion
Retail 13%
Multifamily 28%
Other-NOO 16%

CRE Portfolio Geographic Composition


Other NY Counties 12%
New Jersey 8%
Manhattan 4%
Other States 10%
Rockland 7%
Total CRE:
$1.4 Billion
Westchester 24%
Bronx 17%
Orange 17%

Non-owner-occupied represents approximately 68% of the total loan portfolio

Limited exposure to core NYC metro area with only 4% of the CRE portfolio in Manhattan

Note: Financial data as of June 30, 2025.
Source: Company documents.

Orange County Bancorp Inc
18

Overview of Multifamily Portfolio 19 Note: Financial data as of June 30, 2025. Source: Company documents. Multifamily Portfolio Detail Multifamily Portfolio Geographic Composition Weighted Average LTV 53.9% Average Loan Size $2.45 Million % of Total Multifamily Portfolio Portfolio Characteristic 23.6% % of Portfolio Rent Stabilized 4.2% % of Portfolio Rent Controlled 2.5% % Maturing in 2025 6.0% % Maturing in 2026 7.7% % Maturing in 2027 83.8% % Maturing in 2028+ %URQ[ :HVWFKHVWHU 2UDQJH 0DQKDWWDQ 5RFNODQG 2WKHU6WDWHV 2WKHU1< &RXQWLHV 1HZ -HUVH\ Total Multi: $418 Million

Overview of CRE Office Portfolio 20 Note: Financial data as of June 30, 2025. Source: Company documents. Office Portfolio Overview % of Total Office Portfolio Portfolio Characteristic 1.7% % of Portfolio in the Bronx and Queens None % of Portfolio in Manhattan 8.6% % Maturing in 2025 7.4% % Maturing in 2026 20.5% % Maturing in 2027 63.5% % Maturing in 2028+ Weighted Average LTV 54.8% Average Loan Size $2.21 Million 2UDQJH 0LGGOHVH[ %HUJHQ :HVWFKHVWHU 5RFNODQG 1DVVDX 2WKHU1< &RXQWLHV 2WKHU6WDWHV Total Office: $137 Million Office Portfolio Geographic Composition

Orange 18% Westchester 22% Other 26% Bergen 1% Rockland 5% Nassau 3% Other NY Counties 25% Other NJ Counties 1% Overview of C&I Portfolio 21 Note: Financial data as of June 30, 2025. Source: Company documents. C&I Portfolio Geographic Composition C&I Portfolio by Industry Total C&I: $247 Million Total C&I: $ 247 Million Significant Diversification Across Markets of Operation and Industry Exposure +HDOWKFDUH 5HDO(VWDWH )LQDQFH ,QVXUDQFH &RQVWUXFWLRQ 2WKHU +RWHO 0RWHO 0DQX IDFWXULQJ (QWHUSULVH0JPW &RQWUDFWRUV $GPLQ0JPW :KROHVDOH7UDGH 3URI 6FL 7HFK 6UYFV

Top 20 Largest Recourse Borrower Relationships

($000s)	Loan Type(s)		Number of Total Loans	Tenure of Relationship	Total Exposure	Total Balance	As a (%) of Total Loans
Customer 1	CRE Non-OO		16	6 Years	$43,545	$43,545	2.27%
Customer 2	Construction, C&I, CRE Non-OO		8	3 Years	42,408	38,158	1.99%
Customer 3	CRE Non-OO, Construction		8	5 Years	38,857	38,857	2.03%
Customer 4	Multifamily		2	4 Years	36,442	36,442	1.90%
Customer 5	Construction, C&I, CRE Non-OO		5	3 Years	34,853	33,726	1.76%
Customer 6	C&I, CRE Non-OO, CRE OO		8	15 Years	34,690	30,354	1.58%
Customer 7	C&I, CRE Non-OO		3	3 Years	32,100	23,440	1.22%
Customer 8	Multifamily, CRE Non-OO		3	2 Years	28,850	28,850	1.50%
Customer 9	C&I, CRE Non-OO, CRE OO, Construction, 1-4 Famil		27	10 Years	27,683	25,161	1.31%
Customer 10	C&I, Multifamily, Construction		19	11 Years	26,649	25,470	1.33%
Customer 11	C&I, Construction		2	4 Years	26,500	6,045	0.32%
Customer 12	Multifamily, CRE Non-OO		7	6 Years	25,103	25,103	1.31%
Customer 13	Multifamily, C&I, Construction		9	3 Years	22,396	20,773	1.08%
Customer 14	C&I, CRE Non-OO, Small Business		6	6 Years	21,474	19,394	1.01%
Customer 15	CRE Non-OO		4	4 Years	21,228	21,228	1.11%
Customer 16	CRE Non-OO, 1-4 Family		7	9 Years	20,537	18,537	0.97%
Customer 17	CRE Non-OO, C&I		4	9 Years	20,197	18,397	0.96%
Customer 18	C&I		2	3 Years	20,000	6,000	0.31%
Customer 19	Multifamily		2	3 Years	19,150	19,150	1.00%
Customer 20	Multifamily, CRE Non-OO		5	7 Years	18,724	18,724	0.98%
Top 20 Borrowers		**Total**	**147**		**$561,387**	**$497,354**	**25.93%**
		Average	**7**	**6 Years**	**$28,069**	**$24,868**	**1.30%**

Note: Financial data as of June 30, 2025.
Source: Company documents.

Orange County Bancorp Inc

22

Credit Quality

Asset Quality Has Been Historically Sound, Managed Well Through Cycles

OBT | Local Peers[1]

NPAs / Assets (%)


0.51
0.28
0.44
0.37
0.52
0.18
0.46
0.25
0.45
0.43
2021
2022
2023
2024
2025 YTD

Net Charge-off (NCOs) / Average Loans (%)


0.08
0.04
0.37
0.02
0.08
0.07
0.49
0.08
0.07
0.01
2021
2022
2023
2024
2025 YTD

Loan Loss Reserve / Gross Loans (%)


1.37
1.08
1.39
0.97
1.44
0.98
1.44
0.97
1.48
0.98
2021
2022
2023
2024
2025 YTD

Credit Quality Commentary

- Strong and resilient credit culture throughout cycles
- OBT recorded a $9.6M provision for loan losses in 2024 and net charge-offs of $9.0M, mainly related to one participation
- OBT recorded a $2.48M provision for loan losses during the six months ended June 30, 2025 and net charge-offs of $148k
- At 1.48% of gross loans, the Company's reserve level is above local peers[1] and well-positioned for any potential downturn in credit cycles

$28.4 million
Loan Loss Reserve
(243% of NPLs)

$11.7 million
Non-Performing Loans
(0.61% of Total Loans)

1) Local peers include NASDAQ, NYSE and NYSEAM traded U.S. banks and thrifts in the NYC MSA with total assets less than $50 billion as of 2Q 2025. Excludes merger targets and mutuals. Values reflect median of peer data for respective metrics.
Note: Financial data as of or for the six months ended June 30, 2025 unless otherwise noted. Data as of December 31 for respective years.
Source: Company documents, Company filings, Peer data per S&P Capital IQ Pro.

Orange County Bancorp Inc

23

Leading Core Deposit Franchise

Stable and Low-Cost Core Funding Base



Certificates of Deposit
6%
Non-Interest
Bearing Demand
30%
Savings
14%
Total
Deposits:
$2.3 Billion
Money Market
30%
Interest-Bearing
Demand Accounts
19%

30.2%
Noninterest-Bearing

93.7%
Core Deposits[1]

130 bps
Cost of Deposits

Composition by Geography



Westchester
39%
Rockland
9%
Bronx
5%
Other 9%
Orange
38%

Areas of Focus

Keys to Success

- ✓ Dedicated deposit relationship managers
- ✓ Investment into customer experience/cash management product suite
- ✓ Obtain deposit relationships at loan origination

Escrow

- ✓ Attractive DDA capture

Municipal Deposits

- ✓ Comprise 14% of total deposits
- ✓ 99.27% of Municipal Deposits are DDA
- ✓ 1.18% Average Municipal Deposit rate

Low Cost of Total Deposits[2]



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Avg. Fed Funds Rate
OBT
Local Peers[3]
4.33%
2.38%
1.30%
2Q 2019
4Q 2019
2Q 2020
4Q 2020
2Q 2021
4Q 2021
2Q 2022
4Q 2022
2Q 2023
4Q 2023
2Q 2024
4Q 2024
2Q 2025

1) Core deposits defined as total deposits minus certificates of deposit.
2) Cost of total deposits calculated using total annualized deposit interest expense and average total deposits in the given period.
3) Local peers include NASDAQ, NYSE and NYSEAM traded U.S. banks and thrifts in the NYC MSA with total assets less than $50 billion as of 2Q 2025. Excludes merger targets and mutuals. Values reflect median of peer data for respective metrics.

Note: Financial data as of or for the six months ended June 30, 2025 unless otherwise noted.
Source: S&P Capital IQ Pro, Company filings, Peer data per S&P Capital IQ Pro.

ORANGE COUNTY Bancorp INC 24

Top 20 Largest Depositor Relationships 25 Note: Financial data as of June 30, 2025. Source: Company documents. ($000s) Depositor Type Tenure of Relationship Total Deposit Balance As a (%) of Total Deposits Customer 1 Municipality 52 Years $63,027,075 2.77% Customer 2 Medical 6 Years $52,481,738 2.31% Customer 3 Government Agency 5 Years $34,285,261 1.51% Customer 4 Insurance 10 Years $18,992,257 0.83% Customer 5 Municipality 4 Years $18,744,726 0.82% Customer 6 Attorney 4 Years $18,323,055 0.80% Customer 7 Attorney 45 Years $17,798,958 0.78% Customer 8 Municipality 1 Years $15,033,150 0.66% Customer 9 Municipality 7 Years $14,979,016 0.66% Customer 10 Municipality 10 Years $14,778,535 0.65% Customer 11 Municipality 2 Years $13,528,443 0.59% Customer 12 Construction 17 Years $13,140,736 0.58% Customer 13 Personal 40 Years $12,933,027 0.57% Customer 14 Municipality 6 Years $12,197,409 0.54% Customer 15 Attorney 10 Years $12,114,773 0.53% Customer 16 Contractor 1 Years $11,752,710 0.52% Customer 17 Attorney 2 Years $11,108,166 0.49% Customer 18 Healthcare 19 Years $10,381,948 0.46% Customer 19 Healthcare 33 Years $10,051,974 0.44% Customer 20 Municipality 6 Years $9,459,625 0.42% Top 20 Depositors Total $385,112,583 16.92% Average 14 Years $19,255,629 0.85%

Liquidity Overview 26 Note: Financial data as of June 30, 2025 unless otherwise noted. Source: Company filings. Strong Recent Deposit Growth and Significant Borrowing Capacity • Borrowings consist of both short - term and long - term borrowings and provide the Company with one of its sources of funding • Maintaining available borrowing capacity provides the Company with a contingent source of liquidity • FHLBNY short - term borrowings were $31.0 million at June 30, 2025 down from $123.5 million at December 31, 2024 • The decrease in borrowings was driven by the Company’s continued focus on reducing borrowings and the related interest expense by leveraging lower - cost deposits for funding • As of June 30, 2025, the Bank’s unused borrowing capacity at the FHLBNY was $541.8 million • Uninsured deposits, net of fully collateralized municipal relationships, remain stable and represent approximately 43% of total deposits at June 30, 2025

8 6 *RYHUQPHQW $JHQFLHV 0RUWJDJH EDFNHG 6HFXULWLHV &RUSRUDWH 6HFXULWLHV 0XQLFLSDO 6HFXULWLHV Conservatively Managed Securities Portfolio 27 Note: Financial data as of June 30, 2025. Source: Company documents, Company filings. ▪ $ 410.8 million in securities, primarily concentrated in mortgage - backed, municipal and U.S. government agency securities ▪ 64.9% pledged as collateral to secure public deposits ▪ 6.99 year weighted average life Securities Portfolio Commentary Securities Portfolio Composition $410.8 Million Total Portfolio Fair Value of Investment Securities ▪ Decline in fair value is primarily attributable to changes in interest rates, not credit quality of underling securities ▪ No intent to sell securities before their anticipated recovery Ptx. Unrealized Gain / (Loss) Estimated Fair Value Amortized Cost $s in thousands Available for Sale Securities $(7,496) $65,348 $72,844 U.S. Government Agencies (43,827) 244,142 287,969 Mortgage - backed Securities (2,955) 22,546 25,501 Corporate Securities (13,732) 78,778 92,510 Municipal Securities $(68,010) $410,814 $478,824 Total 100% Securities Classified as Available for Sale Total Portfolio: $411 Million

At June 30, 2025 Change in Interest Rates Net Interest Income Year 1 Change (basis points)² Year 1 Forecast Base Case (Dollars in thousands) Shock Up 200 bps 111,172 3,682 Shock Up 100 bps 109,526 2,036 Base 107,490 - Shock Down 100 bps 105,264 (2,226) Shock Down 200 bps 102,985 (4,505) Interest Rate Sensitivity 1 28 1) Although the net interest income table above provides an indication of our interest rate risk exposure at a particular point in time, such measurements are not intended to and do not provide a precise forecast of the effect of changes in market interest rates on net interest income an d m ay differ from actual results. 2) This analysis assumes an instantaneous and parallel rate shock across the entire yield curve for the scenarios indicated. Note: Financial data as of June 30, 2025. Source: Company documents.

Tangible Common Equity & Capital Management

Capital Overview

Double digit TBV growth since 2Q 2024

Prioritization of regulatory capital ratios

Comfort with TCE ratios given high quality securities portfolio

Positive optionality in TCE Ratio and TBV per share if rates fall

Tangible Book Value Per Share[1]



TBV Per Share
Impact of AOCI Losses
$21.07
$21.26
$21.77
$22.42
$23.05
$15.12
$16.47
$15.80
$17.15
$18.45
2Q 2024
3Q 2024
4Q 2024
1Q 2025
2Q 2025

9.3%

Annual Growth (Excluding AOCI Impact)

22.0%

Annual Growth

Tangible Common Equity Ratio[1]



OBT TCE Ratio
Local Peers² TCE Ratio
Impact of AOCI Losses
9.99%
9.54%
11.84%
9.16%
7.64%
9.05%
9.48%
8.63%
1Q 2025
1Q 2025
2Q 2025
2Q 2025

1) Non-GAAP financial metric, see slides 39 and 40 for applicable reconciliation.

2) Local peers include NASDAQ, NYSE and NYSEAM traded U.S. banks and thrifts in the NYC MSA with total assets less than $50 billion as of 2Q 2025. Excludes merger targets and mutuals. Values reflect median of peer data for respective metrics.

Source: Company filings, S&P Capital IQ Pro, Peer data per S&P Capital IQ Pro.

Orange County Bancorp Inc
29

OBT Pro Forma 3 OBT As Reported Pro Forma Capital Position & Loan Concentration 30 Capital Ratios 9.46% 9.48% TCE / TA 1 11.82% 11.84% TCE / TA (Ex. AOCI) 1 12.43% 12.40% Tier 1 Leverage Ratio 2 16.39% 16.36% Tier 1 Capital Ratio 2 17.65% 17.61% Total Capital Ratio 2 377% 377% CRE Concentration 2 (% of Risk - Based Capital) 32% 32% CRE Construction Concentration 2 (% of Risk - Based Capital) As of June 30, 2025 1) Non - GAAP financial metric, see slides 39 and 40 for applicable reconciliation. 2) Bank level Call Report data. 3) Pro Forma capital ratios assume gross offering amount of $25.0 million with net proceeds, except for two years of interest co ver age, after redemption in full of the Company’s $20.0 million of outstanding subordinated notes due 2030, downstreamed to the Bank as equity; See page 31 for detailed offeri ng assumptions.

Pro Forma Interest Coverage and Double Leverage

Offering Assumptions ($s in Thousands)	
Gross Offering Amount	**$25,000**
Net Poceeds	$24,375
Illustrative Coupon Rate	7.25%
Existing Sub Debt Redeemed	$20,000
Proceeds Downstreamed to Bank as Equity[1]	$750

	For the Twelve Months Ended				6 Mos. Ended
($s in Thousands)	**12/31/2021**	**12/31/2022**	**12/31/2023**	**12/31/2024**	**6/30/2025**
Double Leverage					
Bank-level Equity	$171,875	$146,046	$173,846	$194,728	$258,490
HoldCo Equity	182,836	138,138	165,376	185,531	252,589
Double Leverage Ratio	**94.0%**	**105.7%**	**105.1%**	**105.0%**	**102.3%**
Proposed Sub Debt Offering					**$25,000**
Redemption of Existing Sub Debt					**$20,000**
Pro Forma Bank-level Equity[1]					**$259,240**
Pro Forma Double Leverage Ratio					**102.6%**
Interest Coverage					
Total Deposit Interest Expense	$2,881	$4,459	$19,519	$27,874	$14,596
Other Borrowing Interest Expense	1,087	1,676	9,860	7,587	1,767
Total Interest Expense	**3,968**	**6,135**	**29,379**	**35,461**	**16,363**
Pre-Tax Income	**$26,677**	**$30,277**	**$37,149**	**$34,818**	**$24,877**
Interest Coverage (Incl. Deposit Expense)	**7.7x**	**5.9x**	**2.3x**	**2.0x**	**2.5x**
Interest Coverage (Excl. Deposit Expense)	**25.5x**	**19.1x**	**4.8x**	**5.6x**	**15.1x**
Proposed Sub Debt Offering Interest Expense[2]					**$956**
Existing Sub Debt Interest Expense Reduction					**($461)**
Pro Forma Interest Coverage (Incl. Deposit Expense)					**2.5x**
Pro Forma Interest Coverage (Excl. Deposit Expense)					**12.0x**

1) Assumes all net proceeds after repayment of existing subordinated debt, except for two years of interest coverage, are downstreamed to the Bank as equity.
2) Includes amortization of $250,000 of one-time offering expenses, amortized over five years.
Note: Assumes net proceeds from the offering are used to redeem in full the Company's $20.0 million of outstanding subordinated notes due 2030 paying a fixed rate coupon of 4.250% until September 30, 2025 and a floating rate coupon equal to the 3-month average Secured Overnight Financing Rate (SOFR) plus a spread of 413 basis points thereafter.

31

2025 Trends and Company Highlights 32 Continued High Performance During Turbulent Industry Period x Consistent growth and compelling financial performance, maintaining a net interest margin above peers and outperforming on ROAA and ROAE 1 x Highly successful deposit gathering strategy maintains a low - cost funding base while supporting growth x Asset quality reflective of conservative credit culture, considerable local market knowledge and demonstrated ability to actively manage our loan portfolio x Continued focus on maintaining liquidity with diversified funding sources for additional stability, including increased coverage of uninsured deposit segment x Highly experienced management team continuing to drive the growth of “the business bank with wealth management services” 1) Net interest margin, ROAA and ROAE commentary based on median LTM performance of local peers. Local peers include NASDAQ, NYS E a nd NYSEAM traded U.S. banks and thrifts in the NYC MSA with total assets less than $50 billion as of 2Q 2025. Excludes merger targets and mutuals. Values re flect median of peer data for respective metrics. Source: Company filings, Peer data per S&P Capital IQ Pro.

33

Business Evolution and Milestones 34 1905: Bank abbreviated name to Orange County Trust Company 2007: Orange County Bancorp organized to serve as the bank holding company for the Bank 2018: Raised $16M in private placement of common stock 2014: Mike Gilfeather hired as President & CEO; Board sets new strategic plan for significant growth and geographic expansion 2012: Acquired HVIA , a registered investment advisor – wholly - owned subsidiary 2023: Record earnings in 2023 and significant asset growth to $2.5B as of 4Q 2023 2020: Completed private placement of $20M of subordinated notes 2016: Rebranded as Orange Bank & Trust Company 1892: Orange County Trust and Safe Deposit Company opened for business in Middletown, NY 2017: Bank celebrated 125 year anniversary 2021: Completed $38.5M IPO and listed on NASDAQ as OBT for $33.50 per share 2024: Opened branch location in Yonkers 2025: Raised $46M in follow - on of common stock; Opened second Bronx location

Selected Comparable Group

Financials as of June 30, 2025

			Balance Sheet, Asset Quality & Capital Position							LTM Profitability			
Company	State	Ticker	Assets ($M)	Loans / Deposits (%)	NPAs / Assets (%)	2025YTD NCO Ratio (%)	LLR / Gross Loans (%)	TCE / TA (%)	TCE / TA Excl. AOCI (%)	ROAA (%)	ROAE (%)	NIM (%)	Effic. Ratio (%)
Provident Financial Services, Inc.	NJ	PFS	24,547	102.1	0.44	0.03	0.98	8.03	8.47	0.96	8.7	3.31	51.5
Dime Community Bancshares, Inc.	NY	DCOM	14,208	92.6	0.37	0.23	0.86	8.22	8.49	0.32	3.2	2.80	58.5
ConnectOne Bancorp, Inc.	NJ	CNOB	13,916	99.0	0.28	0.19	1.40	8.09	8.44	0.37	3.0	2.88	52.9
OceanFirst Financial Corp.	NJ	OCFC	13,328	99.7	0.31	0.06	0.78	8.67	8.76	0.66	5.2	2.77	67.3
Flushing Financial Corporation	NY	FFIC	8,777	92.0	0.75	0.21	0.61	8.04	8.05	(0.40)	(5.2)	2.38	71.8
Amalgamated Financial Corp.	NY	AMAL	8,621	61.0	0.41	0.25	1.25	8.60	9.10	1.24	14.6	3.52	50.1
Metropolitan Bank Holding Corp.	NY	MCB	7,854	97.4	0.51	(0.00)	1.12	9.09	9.67	0.92	9.5	3.69	60.7
Kearny Financial Corp.	NJ	KRNY	7,740	102.4	0.59	0.02	0.79	8.27	9.22	0.34	3.5	1.88	77.9
Peapack-Gladstone Financial Corporc	NJ	PGC	7,201	91.4	1.60	0.08	1.40	8.16	8.94	0.47	5.3	2.56	76.8
Northfield Bancorp, Inc. (Staten Island,	NJ	NFBK	5,679	98.4	0.23	0.19	0.92	11.87	12.02	0.62	5.0	2.30	61.5
BCB Bancorp, Inc.	NJ	BCBP	3,380	109.4	3.01	0.66	1.74	8.45	8.57	0.14	1.6	2.59	59.5
Ponce Financial Group, Inc.	NY	PDLB	3,154	121.6	0.76	0.04	0.97	9.39	9.80	0.57	3.4	2.92	72.5
Unity Bancorp, Inc.	NJ	UNTY	2,929	108.3	0.43	0.07	1.22	10.86	10.93	1.99	17.1	4.37	42.5
Hanover Bancorp, Inc.	NY	HNVR	2,312	100.8	0.55	0.40	1.09	7.61	7.66	0.51	5.8	2.58	69.7
Blue Foundry Bancorp	NJ	BLFY	2,128	118.1	0.30	0.00	0.80	15.10	15.97	(0.55)	(3.4)	2.04	125.3
Esquire Financial Holdings, Inc.	NY	ESQ	2,060	83.9	0.42	0.92	1.30	12.79	13.32	2.46	19.5	5.99	48.3
Northeast Community Bancorp, Inc.	NY	NECB	1,974	121.5	0.04	0.02	0.26	17.06	17.05	2.26	13.9	5.35	38.4
SR Bancorp, Inc.	NJ	SRBK	1,083	94.9	0.00	0.00	0.65	15.69	15.78	0.35	1.9	2.93	80.6
Magyar Bancorp, Inc.	NJ	MGYR	987	102.9	0.31	(0.02)	0.95	11.75	11.89	0.99	8.8	3.22	57.9
Carver Bancorp, Inc.	NY	CARV	714	93.8	3.43	(0.01)	1.04	0.95	2.61	(1.73)	(36.3)	2.70	151.5
		High	24,547	121.6	3.43	0.92	1.74	17.06	17.05	2.46	19.5	5.99	151.5
		Mean	**6,630**	**99.6**	**0.74**	**0.17**	**1.01**	**9.83**	**10.24**	**0.62**	**4.3**	**3.14**	**68.8**
		Median	**4,530**	**99.3**	**0.43**	**0.07**	**0.98**	**8.63**	**9.16**	**0.54**	**5.1**	**2.84**	**61.1**
		Low	714	61.0	0.00	(0.02)	0.26	0.95	2.61	(1.73)	(36.3)	1.88	38.4
Orange County Bancorp, Inc.	**NY**	**OBT**	**2,606**	**84.2**	**0.45**	**0.01**	**1.48**	**9.48**	**11.84**	**1.17**	**15.1**	**3.90**	**60.1**

Note: Peers include NASDAQ, NYSE and NYSEAM traded U.S. banks and thrifts in the NYC MSA with total assets under $50 billion as of 2Q 2025, excluding merger targets and mutuals.
Institutions not shown pro forma for pending or recently completed acquisitions.
Source: S&P Capital IQ Pro.

ORANGE COUNTY Bancorp INC
35

Consolidated Historical Balance Sheet 36 As of the Year Ended December 31, As of the 6-Months 2021 2022 2023 2024 Ended June 30, 2025 Assets Cash and due from banks $306,179 $86,081 $147,383 $150,334 $175,606 Investment securities — available-for-sale 464,797 533,461 489,948 443,775 410,814 Restricted investment in bank stocks 2,217 9,562 14,525 9,716 5,618 Total Cash & Securities 773,193 629,104 651,856 603,825 592,038 Gross Loans 1,291,428 1,569,430 1,747,062 1,815,751 1,917,802 Allowance for credit losses 17,661 21,832 25,182 26,077 28,408 Total Net Loans 1,273,767 1,547,598 1,721,880 1,789,674 1,889,394 Goodwill 5,359 5,359 5,359 5,359 5,359 Other Intangible Assets 1,678 1,392 1,107 821 678 Total Intangible Assets 7,037 6,751 6,466 6,180 6,037 Other Assets 88,586 103,881 105,266 110,248 118,794 Total Assets $2,142,583 $2,287,334 $2,485,468 $2,509,927 $2,606,263 Liabilities Deposits $1,914,384 $1,974,387 $2,038,749 $2,153,359 $2,276,723 FHLB Advances – 131,500 234,500 123,500 31,000 Subordinated notes, net of issuance costs 19,376 19,447 19,520 19,591 19,626 Other Borrowings 3,000 – – – – Total Debt 22,376 150,947 254,020 143,091 50,626 Accrued expenses and other liabilities 22,987 23,862 27,323 27,946 26,325 Total Liabilities $1,959,747 $2,149,196 $2,320,092 $2,324,396 $2,353,674 Equity Total Shareholders' Equity $182,836 $138,138 $165,376 $185,531 $252,589 Total Liabilities & Shareholders' Equity $2,142,583 $2,287,334 $2,485,468 $2,509,927 $2,606,263 Note: Dollars in thousands. Source: Company filings.

Consolidated Historical Income Statement 37 1) Non - GAAP financial metric. See slide 39 and 40 for applicable reconciliation. Note: Dollars in thousands, except per share amounts. Source: Company filings. For the Year Ended December 31, For the 6-Months 2021 2022 2023 2024 Ended June 30, 2025 Interest Income $64,429 $84,223 $117,770 $127,227 $65,131 Interest Expense 3,968 6,135 29,379 35,461 16,363 Net Interest Income 60,461 78,088 88,391 91,766 48,768 Provision for Credit Losses 2,428 9,517 7,868 7,710 2,315 Total Noninterest Income 12,102 11,996 13,419 15,972 11,672 Total Noninterest Expense 43,458 50,290 56,793 65,210 33,248 Income before Income Taxes 26,677 30,277 37,149 34,818 24,877 Provision for Income Taxes 5,390 5,914 7,671 6,935 5,712 Net Income $21,287 $24,363 $29,478 $27,883 $19,165 Basic and Diluted Earnings Per Share $2.14 $2.17 $2.62 $2.47 $1.64 Profitability Metrics (%) ROAA 1.06 1.05 1.21 1.12 1.50 ROAE 13.70 15.62 20.00 15.66 18.82 Net Interest Margin 3.15 3.52 3.78 3.83 4.00 Efficiency Ratio¹ 59.9 55.8 55.8 60.5 55.0

1) Director ages per Company Proxy Statement filed April 11, 2025. 2) To the Company’s knowledge, there is no written agreement amongst members of the Morrison family to act in concert. As of Jun e 3 0, 2025, William D. Morrison and his relatives collectively beneficially owned approximately 20.74% of the Company’s outstanding share s o f common stock. William D. Morrison beneficially owned approximately 1.00% of the Company’s outstanding shares of common stock as of June 30, 20 25. Director & Executive Officer Ownership: 7.92% Morrison Family Ownership (excluding Director William D. Morrison): 19.89% 2 Board of Directors 38 Current / Prior Experience Age 1 Title Name Partner at RBT CPAs, an accounting, auditing, tax and consulting firm, former managing partner at Rouis & Company LLC CPAs 53 Chairman of the Board Jonathan F. Rouis President and CEO of Orange County Bancorp, Inc. 67 President, CEO & Director Michael J. Gilfeather Builder, owner and manager of multi - family and mixed - use properties in lower Westchester County 63 Director Gregory F. Holcombe President of O Communications & Solutions, Inc., a minority - and women - owned PR and branding agency 64 Director Olga Luz Tirado Served for 23 years as a senior account executive in commercial insurance with Marshall & Sterling Insurance Company 70 Director William D. Morrison² Managing Partner for PKF O’Connor Davies; Founder and Board Member of The Westchester Bank; Member of Accounting Today’s Managing Partner Elite Class 68 Director Kevin Keane Former CEO and owner of Rowley Building Products and Window Tech, President of Libertyville Capital Group and Rowley Development Corp. 70 Director Richard B. Rowley Practicing attorney and partner at Drake Loeb PLLC, a distinguished law firm in the Hudson Valley 61 Director Marianna Kennedy Founder of Hospicom Inc., since 2003; currently, serves as President and CEO 60 Director Jonathan Schiller

Reconciliation of GAAP to Non-GAAP Financial Measures

Tangible Common Equity Ratios

	As of the Year Ended December 31,				As of the 6-Months Ended June 30, 2025
	2021	2022	2023	2024	
Total Common Equity	$182,836	$138,138	$165,376	$185,531	$252,589
Goodwill	5,359	5,359	5,359	5,359	5,359
Other Intangibles	1,678	1,392	1,107	821	678
Less: Total Intangible Assets	7,037	6,751	6,466	6,180	6,037
Tangible Common Equity	**$175,799**	**$131,387**	**$158,910**	**$179,351**	**$246,552**
Total Assets	$2,142,583	$2,287,334	$2,485,468	$2,509,927	$2,606,263
Goodwill	5,359	5,359	5,359	5,359	5,359
Other Intangibles	1,678	1,392	1,107	821	678
Less: Total Intangible Assets	7,037	6,751	6,466	6,180	6,037
Tangible Assets	**$2,135,546**	**$2,280,583**	**$2,479,002**	**$2,503,747**	**$2,600,226**
Tangible Common Equity / Tangible Assets	**8.23%**	**5.76%**	**6.41%**	**7.16%**	**9.48%**
Acc. Other Comprehensive Income	(3,443)	(68,196)	(64,108)	(67,751)	(61,436)
TCE Ex. AOCI	**8.39%**	**8.75%**	**9.00%**	**9.87%**	**11.84%**

Efficiency Ratio

	For the Year Ended December 31,				For the 6-Months Ended June 30, 2025
	2021	2022	2023	2024	
GAAP-based Efficiency Ratio	**59.9%**	**55.8%**	**55.8%**	**60.5%**	**55.0%**
Net interest Income	60,461	78,088	88,391	91,766	48,768
Noninterest Income	12,102	11,996	13,312	15,972	11,672
Pre-Provision Revenue	**$72,563**	**$90,084**	**$101,703**	**$107,738**	**$60,440**
Less: Net Gains on Sale of Securities	–	–	107	–	(727)
Less: Proceeds from BOLI Benefit	–	–	–	–	2,399
Less: Gain on Branch Sale	–	–	–	–	1,236
Adjusted Revenue	**$72,563**	**$90,084**	**$101,596**	**$107,738**	**$57,532**
Total Noninterest Expense	43,458	50,290	56,793	65,210	33,248
Efficiency Ratio, Adjusted	**59.9%**	**55.8%**	**55.9%**	**60.5%**	**57.8%**

Note: Dollars in thousands.
Source: Company filings.

39

Tangible Common Equity Ratios (Quarterly) As of the Quarter Ended June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 Total Common Equity $177,544 $193,094 $185,531 $201,324 $252,589 Goodwill 5,359 5,359 5,359 5,359 5,359 Other Intangibles 964 892 821 750 678 Less: Total Intangible Assets 6,323 6,251 6,180 6,109 6,037 Tangible Common Equity $171,221 $186,843 $179,351 $195,215 $246,552 Total Assets $2,481,157 $2,519,099 $2,509,927 $2,560,128 $2,606,263 Goodwill 5,359 5,359 5,359 5,359 5,359 Other Intangibles 964 892 821 750 678 Less: Total Intangible Assets 6,323 6,251 6,180 6,109 6,037 Tangible Assets $2,474,834 $2,512,848 $2,503,747 $2,554,019 $2,600,226 Tangible Common Equity / Tangible Assets 6.92% 7.44% 7.16% 7.64% 9.48% Acc. Other Comprehensive Income (67,433) (54,386) (67,751) (60,019) (61,436) TCE Ex. AOCI 9.64% 9.60% 9.87% 9.99% 11.84% Reconciliation of GAAP to Non - GAAP Financial Measures (Continued) 40 Note: Dollars in thousands. Source: Company filings.